Deutsche Asset Management   [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Executive Officer
Section 906 Certification under Sarbanes Oxley Act






I, Richard T. Hale, certify that:

1. I have reviewed this report, filed on behalf of Scudder Managed Municipal Bond Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder Managed Municipal Bond Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                 /s/Richard T. Hale
                                                 -------------------------
                                              Richard T. Hale
                                              Chief Executive Officer
                                              Scudder Managed Municipal Bond
                                              Fund, a series of Scudder
                                              Municipal Trust

                                             Deutsche Asset Management   [LOGO]
                                             A Member of the Deutsche Bank Group



Chief Financial Officer
Section 906 Certification under Sarbanes Oxley Act






I, Charles A. Rizzo, certify that:

1. I have reviewed this report, filed on behalf of Scudder Managed Municipal Bond Fund, a series of Scudder Municipal Trust, on Form N-CSR of the Scudder Managed Municipal Bond Fund (the "Company");

2. Based on my knowledge and pursuant to 18 U.S.C. ss. 1350, the periodic report on Form N-CSR (the "Report") fully complies with the requirements of ss. 13 (a) or ss. 15 (d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




July 25, 2003                                     /s/Charles A. Rizzo
                                                     -------------------------
                                                  Charles A. Rizzo
                                                  Chief Financial Officer
                                                  Scudder Managed Municipal Bond
                                                  Fund, a series of Scudder
                                                  Municipal Trust